Exhibit 10.28

SEVENTH AMENDMENT

SEVENTH AMENDMENT, dated as of September 15, 2008 (this “Seventh Amendment”), to the Credit Agreement, dated as of December 17, 2004 (as amended by the First Amendment, dated as of November 2, 2005, the Second Amendment, dated as of February 3, 2006, the Third Amendment, dated as of October 30, 2006, the Fourth Amendment and Waiver, dated as of December 28, 2006, the Fifth Amendment, dated as of April 13, 2007, the Sixth Amendment, dated as of December 5, 2007, this Seventh Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PETROLEUM HEAT AND POWER CO., INC., a Minnesota corporation (the “Borrower”), the other Loan Parties party thereto, the several lenders from time to time parties thereto (collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as an LC Issuer and as Agent (in such capacity, the “Agent”), BANK OF AMERICA, N.A. and WACHOVIA BANK, NATIONAL ASSOCIATION, as co-syndication agents, and RBS CITIZENS, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as co-documentation agents.

W I T N E S S E T H :

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in the manner provided for herein; and

WHEREAS, the Lenders are willing to agree to the requested amendments;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

Amendment to Section 6.7 of the Credit Agreement. Section 6.7 (a) of the Credit Agreement is hereby amended by amending the reference to “A+” therein and substituting in lieu thereof a reference to “A-”.

2. Representations and Warranties. On and as of the date hereof, each of the Borrower and the other Loan Parties hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Article V of the Credit Agreement, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower or such Loan Party hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

3. Effectiveness of Seventh Amendment. This Seventh Amendment shall become effective as of the date first written above upon receipt by the Agent of counterparts of this Seventh Amendment duly executed by the Borrower, the other Loan Parties and the Required Lenders, submitted by facsimile or electronic submission.

Reference to and Effect on Loan Documents. On and after the effectiveness of this Seventh Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Seventh Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

4. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Seventh Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

5. Counterparts. This Seventh Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

6. GOVERNING LAW. THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:

PETROLEUM HEAT AND POWER CO., INC.

By:
Name:
Title:

OTHER LOAN PARTIES:

STAR GAS FINANCE COMPANY
KESTREL HEAT, LLC
STAR/PETRO, INC.
PETRO HOLDINGS, INC.
MEENAN OIL CO., INC.
MEENAN HOLDINGS OF NEW YORK, INC.
REGIONOIL PLUMBING, HEATING AND COOLING CO., INC.
PETRO PLUMBING CORPORATION
MINNWHALE, LLC
ORTEP OF PENNSYLVANIA, INC.
RICHLAND PARTNERS, LLC
COLUMBIA PETROLEUM TRANSPORTATION, LLC
PETRO, INC.
MAREX CORPORATION
A.P. WOODSON COMPANY

By:
Name:
Title:

STAR GAS PARTNERS, L.P.

By:	KESTREL HEAT, LLC, its General Partner

By:
Name:
Title:

MEENAN OIL CO. L.P.

By:	MEENAN OIL CO., INC., its General Partner

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as an LC Issuer, Agent, Collateral Agent and Lender

BANK OF AMERICA, N.A., as Lender

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

RBS CITIZENS, N.A., as Lender

WELLS FARGO FOOTHILL, LLC, as Lender

SOCIETE GENERALE, as Lender

LASALLE BANK NATIONAL ASSOCIATION, as LC Issuer and Lender

ALLIED IRISH BANKS, P.L.C., as Lender

PNC BANK, NATIONAL ASSOCIATION, as Lender

CITIBANK, N.A., as Lender

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

RZB FINANCE LLC, as Lender

BANK LEUMI USA, as Lender